                                 Exhibit 10.1

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HEADLANDS                     SERVICING CERTIFICATE
MORTGAGE
=================================================================================================================================
Revolving Home Equity Loan  LIBOR:                               5.40625%   Current Collection Period:         10/01/99-10/31/99
Asset-Backed Notes          Margin:                              0.65000%   P&S Agreement Date:                     12/1/98

Series 1998-2               Class A-1  Note Rate:                6.05625%   Original Closing Date:                 12/29/98
                            Class A-2  Note Rate:                6.51000%   Distribution Date:                     11/15/99
                            Class A-3  Note Rate:                6.67000%   Record Date:                           11/14/99
                            Interest Period 10/15/99 thru
                            11/14/99:                                31     Pool Factor:                              74.7155238%
                            Servicing Fee Rate:                   0.50000%  Initial Class A-1 O/C Amt:              2,041,531.37
                            Class A-1 Premium Fee Rate:           0.19000%  Initial Class A-2 O/C Amt:              2,430,777.93
                            Class A-2 Premium Fee Rate:           0.22000%  Initial Class A-3 O/C Amt:              3,312,404.71
                            Class A-3 Premium Fee Rate:           0.40000%  Class A-1 O/C Amt as of Pmt Date:       4,763,573.17
                            Trustee Fee:                          0.00750%  Class A-2 O/C Amt as of Pmt Date:       4,794,625.67
                            Class A-1 Weighted Avg Loan Rate:    11.54149%  Class A-3 O/C Amt as of Pmt Date:       5,554,621.90
                            Class A-2 Weighted Avg Loan Rate:    11.05079%  Class A-1 WAM:                              212
                            Class A-3 Weighted Avg Loan Rate:    13.44367%  Class A-2 WAM:                              168
                            Total Management Fee                 1,000.00   Class A-3 WAM:                              248
==================================================================================================================================

BALANCES
         Beginning HELOC Pool Balance                                                                      107,513,619.22
         Beginning Second Lien Pool Balance                                                                 63,382,072.85
         Beginning HLTV Pool Balance                                                                        41,761,273.36

         Beginning Class A-1 Note Balance -- CUSIP  422093AG9                                              102,750,046.05
         Beginning Class A-2 Note Balance -- CUSIP  422093AH7                                               58,798,605.35
         Beginning Class A-3 Note Balance -- CUSIP  422093AJ3                                               36,382,330.80
         Overcollateralization Amount                                                                        3,704,037.21
         Overcollateralization Loan Amount                                                                           0.00

         Ending HELOC Pool Balance                                                                         104,393,069.80
         Ending Second Lien Pool Balance                                                                    61,558,443.39
         Ending HLTV Pool Balance                                                                           40,928,693.24

         Ending Class A-1 Note Balance -- CUSIP  422093AG9                                                  99,629,496.63
         Ending Class A-2 Note Balance -- CUSIP  422093AH7                                                  56,763,817.72
         Ending Class A-3 Note Balance -- CUSIP  422093AJ3                                                  35,374,071.34

         Additional Balances Class A-1                                                                       2,050,509.18

         Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                           0
         Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                        0.00
         Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                            0
         Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                         0.00
         Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                   0
         Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                                 0.00
         Number of all Subsequent Second Lien Mortgage Loans (Current Date)                                             0
         Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                           0.00
         Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                    0
         Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                  0.00
         Cumulative Number of ALL Subsequent Mortgage Loans                                                         1,830
         Cumulative Subsequent Mortgage Loan Asset Balance                                                  64,876,717.43

         Beginning Loan Count                                                                                       5,938
         Ending Loan Count                                                                                          5,788

COLLECTION AMOUNTS Class A-1

1        Aggregate of All Mortgage Collections (Gross)                              6,136,415.62
2        Total Mortgage Interest Collections (Gross)                                1,015,357.02
         Servicing Fees (current collection period)                                    44,797.34
         Deferred Interest Transfer (DI)                                                    0.00
   3a       Mortgage Principal Collections                                          5,121,058.60
   3b       Pre-Funded Balance                                                              0.00
   3c       Net Liquidation Proceeds                                                        0.00

3        Total Mortgage Principal Collections                                       5,121,058.60

         Aggregate of Transfer Deposits                                                     0.00

         Investor Loss Amount                                                          50,000.00
         Aggregate Investor Loss Reduction Amount                                     100,000.00

COLLECTION AMOUNTS Class A-2
1        Aggregate of All Mortgage Collections (Gross)                              2,391,632.72
2        Total Mortgage Interest Collections (Gross)                                  568,003.26
         Servicing Fees (current collection period)                                    26,409.20
         Deferred Interest Transfer (DI)                                                    0.00
   3a       Mortgage Principal Collections                                          1,823,629.46
   3b       Pre-Funded Balance                                                              0.00
   3c       Net Liquidation Proceeds                                                        0.00

3        Total Mortgage Principal Collections                                       1,823,629.46

         Aggregate of Transfer Deposits                                                     0.00

         Investor Loss Amount                                                               0.00
         Aggregate Investor Loss Reduction Amount                                      87,564.64

COLLECTION AMOUNTS Class A-3
1        Aggregate of All Mortgage Collections (Gross)                              1,240,411.41
2        Total Mortgage Interest Collections (Gross)                                  447,078.04
         Servicing Fees (current collection period)                                    17,400.53
         Deferred Interest Transfer (DI)                                                    0.00
   3a       Mortgage Principal Collections                                            793,333.37
   3b       Pre-Funded Balance                                                              0.00
   3c       Net Liquidation Proceeds                                                        0.00

3        Total Mortgage Principal Collections                                         793,333.37

         Aggregate of Transfer Deposits                                                     0.00

         Investor Loss Amount                                                          39,246.75
         Aggregate Investor Loss Reduction Amount                                     210,509.05

TOTAL COLLECTION AMOUNT
1        Aggregate of All Mortgage Collections (Gross)                              9,768,459.75
2        Total Mortgage Interest Collections (Gross)                                2,030,438.32
         Servicing Fees (current collection period)                                    88,607.07
         Deferred Interest Transfer (DI)                                                    0.00
   3a       Mortgage Principal Collections                                          7,738,021.43
   3b       Insurance Proceeds                                                              0.00
   3c       Net Liquidation Proceeds                                                        0.00
3        Total Mortgage Principal Collections                                       7,738,021.43
         Aggregate of Transfer Deposits                                                     0.00
         Investor Loss Amount                                                          89,246.75
         Aggregate Investor Loss Reduction Amount                                     398,073.69

      Class A-1 Net Interest Collection                                                              970,559.68
      Class A-2 Net Interest Collection                                                              541,594.06
      Class A-3 Net Interest Collection                                                              429,677.51

DISTRIBUTION AMOUNTS Class A-1
      Class A-1 Note Interest 8.6 (d)(iv)                                                            535,852.19
      Class A-1 Note Unpaid Interest Shortfall (current cycle)                                             0.00
      Class A-1 Note Reserve Fund Amount                                                             367,274.22
      Investor Loss Amount                                                                            50,000.00
      Previous Investor Loss Amount                                                                        0.00
      Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                     16,268.76
      Credit Enhancer Reimbursement                                                                        0.00
      Accelerated Principal Distribution Amount                                                            0.00
      Spread Account Deposit                                                                               0.00
      Indenture Trustee Fee 8.6 (d)(i)                                                                   642.19
      Management Fee 8.6 (d)(iii)                                                                        522.32
      Payment to Servicer                                                                                  0.00
      Deferred Interest                                                                                    0.00
      Remaining Amount to Transferor                                                                       0.00
      Total Certificateholders Distribution Allocable to Interest                                    970,559.68


      Maximum Principal Payment                                                                    3,070,549.42
      Scheduled Principal Collection Payment ((x)the excess of                                             0.00
      Max Prin Pymt (y) the HELOC Pool O/C Redctin Amt) 8.6(d)(v)
      Accelerated Principal Distribution Amount                                                            0.00
      Loan Loss                                                                                       50,000.00
      HELOC Overcollateralization Deficit 8.6 (d)(vi)                                                      0.00
      Total Certificateholders Distribution Allocable to Principal                                 3,120,549.42

DISTRIBUTION AMOUNTS Class A-2
      Class A-2 Note Interest 8.6 (d)(iv)                                                            318,982.43
      Class A-2 Note Unpaid Interest Shortfall (current cycle)                                             0.00
      Class A-2 Note Reserve Fund Amount                                                                   0.00
      Investor Loss Amount                                                                                 0.00
      Previous Investor Loss Amount                                                                        0.00
      Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                     10,779.74
      Credit Enhancer Reimbursement                                                                        0.00
      Accelerated Principal Distribution Amount                                                      211,158.17
      Spread Account Deposit                                                                               0.00
      Indenture Trustee Fee 8.6 (d)(i)                                                                   367.49
      Management Fee 8.6 (d)(iii)                                                                        306.22
      Payment to Servicer                                                                                  0.00
      Deferred Interest                                                                                    0.00
      Remaining Amount to Transferor                                                                       0.00
      Total Certificateholders Distribution Allocable to Interest                                    541,594.06


      Maximum Principal Payment                                                                    1,823,629.46
      Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y)
      the Second Pool O/C Redctin Amt) 8.6(d)(v)                                                           0.00
      Accelerated Principal Distribution Amount                                                      211,158.17
      Loan Loss                                                                                            0.00
      Second Lien Overcollateralization Deficit 8.6 (d)(vi)                                                0.00
      Total Certificateholders Distribution Allocable to Principal                                 2,034,787.63

DISTRIBUTION AMOUNTS Class A-3
      Class A-3 Note Interest 8.6 (d)(iv)                                                            202,225.12
      Class A-3 Note Unpaid Interest Shortfall (current cycle) 5.01(i)                                     0.00
      Class A-3 Note Reserve Fund Amount                                                                   0.00
      Investor Loss Amount 5.01(iii)                                                                  39,246.75
      Previous Investor Loss Amount 5.01(iv)                                                               0.00
      Monthly Credit Enhancer Premium 8.6(d)(ii)                                                      12,127.44
      Credit Enhancer Reimbursement 5.01(vi)                                                               0.00
      Accelerated Principal Distribution Amount 5.01(vii)                                            175,679.34
      Spread Account Deposit 5.01(viii)                                                                    0.00
      Indenture Trustee Fee 8.6 (d)(i)                                                                   227.39
      Management Fee 8.6 (d)(iii)                                                                        171.46
      Payment to Servicer per Section 7.03 5.01 (x)                                                        0.00
      Deferred Interest 5.01 (xi)                                                                          0.00
      Remaining Amount to Transferor 5.01 (xii)                                                            0.00
      Total Certificateholders Distribution Allocable to Interest                                    429,677.51

      Maximum Principal payment                                                                      793,333.37
      Scheduled Principal Collection Payment                                                               0.00
      Accelerated Principal Distribution Amount                                                      175,679.34
      Loan Loss                                                                                       39,246.75
      HLTV Lien Overcollateralization Deficit 8.6 (d)(vi)                                                  0.00
      Total Certificateholders Distribution Allocable to Principal                                 1,008,259.46

TOTAL DISTRIBUTION AMOUNT
      Class A Note Interest 8.6 (d)(iv)                                                            1,057,059.75
      Class A Note Unpaid Interest Shortfall (current cycle) 5.01(i)                                       0.00
      Class A Note Reserve Fund Amount                                                               367,274.22
      Investor Loss Amount 5.01(iii)                                                                  89,246.75
      Previous Investor Loss Amount 5.01(iv)                                                               0.00
      Monthly Credit Enhancer Premium 8.6(d)(ii)                                                      39,175.95
      Credit Enhancer Reimbursement 5.01(vi)                                                               0.00
      Accelerated Principal Distribution Amount 5.01(vii)                                            386,837.51
      Spread Account Deposit 5.01(viii)                                                                    0.00
      Indenture Trustee Fee 8.6 (d)(i)                                                                 1,237.07
      Management Fee 8.6 (d)(iii)                                                                      1,000.00
      Payment to Servicer per Section 7.03 5.01 (x)                                                        0.00
      Deferred Interest 5.01 (xi)                                                                          0.00
      Remaining Amount to Transferor 5.01 (xii)                                                            0.00
      Total Certificateholders Distribution Allocable to Interest                                  1,941,831.24

      Maximum Principal Payment                                                                    5,687,512.25
      Scheduled Principal Collection Payment                                                               0.00
      Accelerated Principal Distribution Amount                                                      386,837.51
      Loan Loss                                                                                       89,246.75
      Overcollateralization Deficit 8.6 (d)(vi)                                                            0.00
      Total Certificateholders Distribution Allocable to Principal                                 6,163,596.51

LOSSES/RETRANSFERS
      Unpaid Class A-1 Note Interest Shortfall Due (From Previous Distributions)                           0.00
      Unpaid Class A-2 Note Interest Shortfall Due (From Previous Distributions)                           0.00
      Unpaid Class A-3 Note Interest Shortfall Due (From Previous Distributions)                           0.00
      Interest Earned on Shortfall @ applicable Certificate Rate                                           0.00
      Investor Loss Reduction Amount (From Previous Distributions)                                         0.00

DISTRIBUTION TO CERTIFICATEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)

Class A-1
      Total Class A-1 Note Distribution Amount Allocable to Interest                               3.9970905
      Interest Distribution Amount                                                                 3.9970905
      Unpaid Note Interest Shortfall Included in Current Distribution                              0.0000000
      Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)              0.0000000

      Total Class A-1 Note Distribution Amount Allocable to Principal                             23.2771624
      Maximum Principal Payment                                                                   22.9041966
      Scheduled Principal Collections Payment                                                      0.0000000
      Loan Loss                                                                                    0.3729658
      Accelerated Principal Distribution Amount                                                    0.0000000

Class A-2
      Total Class A-2 Note Distribution Amount Allocable to Interest                               4.0585510
      Interest Distribution Amount                                                                 4.0585510
      Unpaid Note Interest Shortfall Included in Current Distribution                              0.0000000
      Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)              0.0000000

      Total Class A-2 Note Distribution Amount Allocable to Principal                             25.8894799
      Maximum Principal Payment                                                                   23.2028235
      Scheduled Principal Collections Payment                                                      0.0000000
      Loan Loss                                                                                    0.0000000
      Accelerated Principal Distribution Amount                                                    2.6866564

Class A-3
      Total Class A-3 Note Distribution Amount Allocable to Interest                              4.5952252
      Interest Distribution Amount                                                                4.5952252
      Unpaid Note Interest Shortfall Included in Current Distribution                             0.0000000
      Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)             0.0000000

      Total Class A-3 Note Distribution Amount Allocable to Principal                            22.9109976
      Maximum Principal Payment                                                                  18.0271643
      Scheduled Principal Collections Payment                                                     0.0000000
      Loan Loss                                                                                   0.8918163
      Accelerated Principal Distribution Amount                                                   3.9920170

      Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                 0.0000000
      Investor Loss Reduction Amounts after Current Distribution (Carryover)                      0.0000000

      Total Interest Amount Distributed to Class A Certificateholder                             12.6508667
      Total Principal Amount Distributed to Class A Certificateholder                            72.0776398

      Credit Enhancement Draw Amount                                                                   0.00

DELINQUENCIES/FORECLOSURES

Class A-1
      Number of Mortgages 30 to 59 Days Delinquent                                                       45
      Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                       1,991,256.06
      Number of Mortgages 60 to 89 Days Delinquent                                                       10
      Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                         451,904.59
      Number of Mortgages 90 to 179 Days Delinquent                                                       0
      Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                              0.00
      Number of Mortgages 180 or more Days Delinquent                                                     2

        Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                      92,471.71
        Number of Mortgage Loans in Foreclosure                                                                            5
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                             303,088.30

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                  50,000.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                           0.00

Class A-2
        Number of Mortgages 30 to 59 Days Delinquent                                                                      22
        Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                        666,208.56
        Number of Mortgages 60 to 89 Days Delinquent                                                                       4
        Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                        403,171.55
        Number of Mortgages 90 to 179 Days Delinquent                                                                      2
        Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                        80,561.87
        Number of Mortgages 180 or more Days Delinquent                                                                    2
        Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                      59,701.81
        Number of Mortgage Loans in Foreclosure                                                                            6
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                             300,337.19

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                       0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                           0.00

Class A-3
        Number of Mortgages 30 to 59 Days Delinquent                                                                      39
        Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                      1,408,752.27
        Number of Mortgages 60 to 89 Days Delinquent                                                                       9
        Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                        369,016.32
        Number of Mortgages 90 to 179 Days Delinquent                                                                      8
        Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                       275,458.40
        Number of Mortgages 180 or more Days Delinquent                                                                    2
        Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                      62,149.05
        Number of Mortgage Loans in Foreclosure                                                                           19
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                             649,037.23

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                       0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                           0.00

TOTAL DELINQUENCIES/FORECLOSURES

        Number of Mortgages 30 to 59 Days Delinquent                                                                     106
        Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                      4,066,216.89
        Number of Mortgages 60 to 89 Days Delinquent                                                                      23
        Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                      1,224,092.46
        Number of Mortgages 90 to 179 Days Delinquent                                                                     10
        Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                       356,020.27
        Number of Mortgages 180 or more Days Delinquent                                                                    6
        Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                     214,322.57
        Number of Mortgage Loans in Foreclosure                                                                           30
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                           1,252,462.72

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                  50,000.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                           0.00

=============================================================================================================================

PRE-FUNDED ACCOUNT ACTIVITY

        Beginning Balance Pre-Funded Account                                                                            0.00
        Remaining Amount for Distribution to Classes                                                                    0.00
        Withdrawal for Subsequent Loan Purchase:                                                                        0.00
        Ending Balance Pre-Funded Account                                                                               0.00
        Pre-Funding Period:  From Closing Date thru the 2/15/99

RESERVE FUND ACTIVITY

        Class A-1 Reserve Fund Beginning Balance                                                                1,436,294.05
        Class A-1 Reserve Fund Deposit/Withdrawal                                                                 367,274.22
        Class A-1 Reserve Fund Ending Balance                                                                   1,803,568.27

        Class A-2 Reserve Fund Beginning Balance                                                                        0.00
        Class A-2 Reserve Fund Deposit/Withdrawal                                                                       0.00
        Class A-2 Reserve Fund Ending Balance                                                                           0.00

        Class A-3 Reserve Fund Beginning Balance                                                                        0.00
        Class A-3 Reserve Fund Deposit/Withdrawal                                                                       0.00
        Class A-3 Reserve Fund Ending Balance                                                                           0.00

CROSSOVER ACTIVITY
        Class A-1 Activity This Distribution                                                                            0.00
        Class A-2 Activity This Distribution                                                                            0.00
        Class A-3 Activity This Distribution                                                                            0.00

        OFFICER'S CERTIFICATE
        All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

        The Attached Servicing Certificate is true and correct in all material respects.


        _______________________________________________________
        A Servicing Officer    Teri Martine

------------------------------------------------------------------------------------------------------------------
HEADLANDS MORTGAGE                                STATEMENT TO NOTEHOLDERS
==================================================================================================================
Revolving Home Equity Loan   LIBOR:                        5.40625%  Current Collection Period:  10/01/99-10/31/99
Asset-Backed Notes           Margin:                       0.65000%  P&S Agreement Date:             12/1/98

Series 1998-2                Class A-1  Note Rate:         6.05625%  Original Closing Date:          12/29/98
                             Class A-2  Note Rate:         6.51000%  Distribution Date:              11/15/99
                             Class A-3  Note Rate:         6.67000%  Record Date:                    11/14/99
                             Interest Period  3/15/99
                             thru 4/14/99:                    31     Pool Factor:                  74.7155238%

==================================================================================================================

          BALANCES
          Beginning HELOC Pool Balance                                                             107,513,619.22
          Beginning Second Lien Pool Balance                                                        63,382,072.85
          Beginning HLTV Pool Balance                                                               41,761,273.36

          Beginning Class A-1 Note Balance -- CUSIP  422093AG9                                     102,750,046.05
          Beginning Class A-2 Note Balance -- CUSIP  422093AH7                                      58,798,605.35
          Beginning Class A-3 Note Balance -- CUSIP  422093AJ3                                      36,382,330.80

          Ending HELOC Pool Balance                                                                104,393,069.80
          Ending Second Lien Pool Balance                                                           61,558,443.39
          Ending HLTV Pool Balance                                                                  40,928,693.24

          Ending Class A-1 Note Balance -- CUSIP  422093AG9                                         99,629,496.63
          Ending Class A-2 Note Balance -- CUSIP  422093AH7                                         56,763,817.72
          Ending Class A-3 Note Balance -- CUSIP  422093AJ3                                         35,374,071.34

          Additional Balances Class A-1                                                              2,050,509.18

          Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                  0
          Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                               0.00
          Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                   0
          Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                0.00
          Number of all Subsequent HELOC Mortgage Loans (Current Date)                                          0
          Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                        0.00
          Number of all Subsequent Second Lien Mortgage Loans (Current Date)                                    0
          Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                  0.00
          Number of all Subsequent HLTV Mortgage Loans (Current Date)                                           0
          Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                         0.00
          Cumulative Number of ALL Subsequent Mortgage Loans                                                 1830
          Cumulative Subsequent Mortgage Loan Asset Balance                                         64,876,717.43


          Beginning Loan Count                                                                              5,938
          Ending Loan Count                                                                                 5,788


COLLECTION AMOUNTS Class A-1
          Aggregate of All Mortgage Collections                                                      6,091,618.28
          Total Mortgage Interest Collections                                                        1,015,357.02
          Servicing Fees (current collection period)                                                  (44,797.34)
               Mortgage Principal Collections                                                        5,121,058.60
               Pre-Funded Balance                                                                            0.00
                                                                                                             0.00
          Total Mortgage Principal Collections                                                       5,121,058.60

COLLECTION AMOUNTS Class A-2
        Aggregate of All Mortgage Collections                                              2,365,223.52
        Total Mortgage Interest Collections                                                  568,003.26
        Servicing Fees (current collection period)                                           (26,409.20)
          Mortgage Principal Collections                                                   1,823,629.46
          Pre-Funded Balance                                                                       0.00
                                                                                                   0.00
        Total Mortgage Principal Collections                                               1,823,629.46

COLLECTION AMOUNTS Class A-3
        Aggregate of All Mortgage Collections                                              1,223,010.88
        Total Mortgage Interest Collections                                                  447,078.04
        Servicing Fees (current collection period)                                           (17,400.53)
          Mortgage Principal Collections                                                     793,333.37
          Pre-Funded Balance                                                                       0.00
                                                                                                   0.00
        Total Mortgage Principal Collections                                                 793,333.37

TOTAL COLLECTION AMOUNT
        Aggregate of All Mortgage Collections                                              9,768,459.75
        Total Mortgage Interest Collections                                                2,030,438.32
          Mortgage Principal Collections                                                   7,738,021.43
          Pre-Funded Balance                                                                       0.00

        Total Mortgage Principal Collections                                               7,738,021.43

DISTRIBUTION AMOUNTS Class A-1
        Class A-1 Note Interest                                                              535,852.19
        Class A-1 Note (Unpaid interest Shortfall (current cycle)                                  0.00
        Class A-1 Note Reserve Fund Amount                                                   367,274.22

        Maximum Principal Payment
        Scheduled Principal Collection                                                     3,070,549.42
        Accelerated Principal Distribution Amount                                                  0.00
        Loan Loss                                                                                  0.00
        HELOC Overcollateralization Deficit                                                   50,000.00
        Total Certificateholders Distribution Allocate to Principal                        3,120,649.42

DISTRIBUTION AMOUNTS Class A-2
        Class A-2 Note Interest                                                              318,982.43
        Class A-2 Note Unpaid Interest Shortfall (current cycle)                                   0.00
        Class A-2 Note Reserve Fund Amount                                                         0.00

        Maximum Principal Payment                                                          1,823,629.46
        Scheduled Principal Collection                                                             0.00
        Accelerated Principal Distribution Amount                                            211,158.17
        Loan Loss                                                                                  0.00
        HELOC Overcollateralization Deficit                                                        0.00
        Total Certificateholders Distribution Allocable to Principal                       2,034,787.63

DISTRIBUTION AMOUNTS Class A-3
        Class A-3 Note Interest                                                              202,225.12
        Class A-3 Note Unpaid Interest Shortfall (current cycle)                                   0.00
        Class A-3 Note Reserve Fund Amount                                                         0.00

        Maximum Principal Payment                                                            793,333.37
        Scheduled Principal Collection Payment                                                     0.00
        Accelerated Principal Distribution Amount                                            175,679.34

        Loan Loss                                                                                     39,246.75
        HLTV Lien Overcollateralization Deficit                                                            0.00
        Total Certificateholders Distribution Allocable to Principal                               1,008,259.46

TOTAL DISTRIBUTION AMOUNT
        Class A Note Interest                                                                      1,057,059.75
        Class A Note Unpaid Interest Shortfall (current cycle)                                             0.00
        Class A Note Reserve Fund Amount                                                             367,274.22

        Maximum Principal Payment                                                                  5,687,512.25
        Scheduled Principal Collection Payment/bal                                                         0.00
        Accelerated Principal Distribution Amount                                                    386,837.51
        Overcollateralization Deficit                                                                      0.00
        Total Certificateholders Distribution Allocable to Principal                               6,074,349.76

LOSSES/RETRANSFERS

        Unpaid Class A-1 Note Interest Shortfall Due (From Previous Distributions)                         0.00
        Unpaid Class A-2 Note Interest Shortfall Due (From Previous Distributions)                         0.00
        Unpaid Class A-3 Note Interest Shortfall Due (From Previous Distributions)                         0.00
        Interest Earned on Shortfall @ applicable Certificate Rate                                         0.00
        Investor Loss Reduction Amount (From Previous Distributions)                                       0.00

DISTRIBUTION TO CERTIFICATEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)

Class A-1
        Total Class A-1 Note Distribution Amount Allocable to Interest                                3.9970905
        Interest Distribution Amount                                                                  3.9970905
        Unpaid Note Interest Shortfall Included in Current Distribution                               0.0000000
        Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)               0.0000000

        Total Class A-1 Note Distribution Amount Allocable to Principal                              23.2771624
        Maximum Principal Payment                                                                    22.9041966
        Scheduled Principal Collections Payment                                                       0.0000000
        Loan Loss                                                                                     0.3729658
        Accelerated Principal Distribution Amount                                                     0.0000000

Class A-2
        Total Class A-2 Note Distribution Amount Allocable to Interest                                4.0585510
        Interest Distribution Amount                                                                  4.0585510
        Unpaid Note Interest Shortfall Included in Current Distribution                               0.0000000
        Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)               0.0000000

        Total Class A-2 Note Distribution Amount Allocable to Principal                              25.8894799
        Maximum Principal Payment                                                                    23.2028235
        Scheduled Principal Collections Payment                                                       0.0000000
        Loan Loss                                                                                     0.0000000
        Accelerated Principal Distribution Amount                                                     2.6866564

Class A-3
        Total Class A-3 Note Distribution Amount Allocable to Interest                                4.5952252
        Interest Distribution Amount                                                                  4.5952252
        Unpaid Note Interest Shortfall Included in Current Distribution                               0.0000000
        Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)               0.0000000

        Total Class A-3 Note Distribution Amount Allocable to Principal                           22.9109976
        Maximum Principal Payment                                                                 18.0271643
        Scheduled Principal Collections Payment                                                    0.0000000
        Loan Loss                                                                                  0.8918163
        Accelerated Principal Distribution Amount                                                  3.9920170

        Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                0.0000000
        Investor Loss Reduction Amounts after Current Distribution (carryover)                     0.0000000

        Total Interest Amount Distributed to Class A Certificateholder                            12.6508667
        Total Principal Amount Distributed to Class A Certificateholder                           72.0776398

        Credit Enhancement Draw Amount                                                                     0

DELINQUENCIES/FORECLOSURES
Class A-1
        Number of Mortgages 31 to 60 Days Delinquent                                                      45
        Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                      1,991,256.06
        Number of Mortgages 61 to 90 Days Delinquent                                                      10
        Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                        451,904.59
        Number of Mortgages 91 to 180 or more Days Delinquent                                              0
        Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                     0.00
        Number of Mortgages 181 or more Days Delinquent                                                    2
        Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                      92,471.71
        Number of Mortgage Loans in Foreclosure                                                            5
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                             303,088.30

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                  50,000.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                           0.00

Class A-2
        Number of Mortgages 31 to 60 Days Delinquent                                                      22
        Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                        666,208.56
        Number of Mortgages 61 to 90 Days Delinquent                                                       4
        Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                        403,171.55
        Number of Mortgages 91 to 180 or more Days Delinquent                                              2
        Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                80,561.87
        Number of Mortgages 181 or more Days Delinquent                                                    2
        Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                      59,701.81
        Number of Mortgage Loans in Foreclosure                                                            6
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                             300,337.19

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                       0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                           0.00

Class A-3
        Number of Mortgages 31 to 60 Days Delinquent                                                      39
        Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                      1,408,752.27
        Number of Mortgages 61 to 90 Days Delinquent                                                       9
        Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                        369,016.32
        Number of Mortgages 91 to 180 or more Days Delinquent                                              8
        Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent               275,458.40
        Number of Mortgages 181 or more Days Delinquent                                                    2
        Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                      62,149.05
        Number of Mortgage Loans in Foreclosure                                                           19
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                             649,037.23

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                       0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                           0.00

TOTAL DELINQUENCIES/FORECLOSURES
        Number of Mortgages 31 to 60 Days Delinquent                                                                106
        Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                 4,066,216.89
        Number of Mortgages 61 to 90 Days Delinquent                                                                 23
        Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                 1,224,092.46
        Number of Mortgages 91 to 180 or more Days Delinquent                                                        10
        Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                          356,020.27
        Number of Mortgages 181 or more Days Delinquent                                                               6
        Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                214,322.57
        Number of Mortgage Loans in Foreclosure                                                                      30
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                      1,252,462.72

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                             50,000.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                      0.00

=================================================================================================================================

        Class A-1 Note Rate For Next Distribution        LIBOR                         5.42750%                 6.07750%

PRE-FUNDED ACCOUNT ACTIVITY
        Beginning Balance Pre Funding Account                                                                      0.00
        Remaining Amount for Distribution to Classes                                                               0.00
        Withdrawal for Subsequent Loan Purchase:                                                                   0.00
        Ending Balance Pre Funding Account                                                                         0.00
        Pre-Funding Period: From Closing Date thru the 2/15/99

RESERVE FUND ACTIVITY

        Class A-1 Reserve Fund Beginning Balance                                                           1,436,294.05
        Class A-1 Reserve Fund Deposit/Withdrawal                                                            367,274.22
        Class A-1 Reserve Fund Ending Balance                                                              1,803,568.27

        Class A-2 Reserve Fund Beginning Balance                                                                   0.00
        Class A-2 Reserve Fund Deposit/Withdrawal                                                                  0.00
        Class A-2 Reserve Fund Ending Balance                                                                      0.00

        Class A-3 Reserve Fund Beginning Balance                                                                   0.00
        Class A-3 Reserve Fund Deposit/Withdrawal                                                                  0.00
        Class A-3 Reserve Fund Ending Balance                                                                      0.00